Exhibit 99.1

Keynote Announces First Quarter Fiscal Year 2005 Financial Results

    SAN MATEO, Calif.--(BUSINESS WIRE)--Jan. 25, 2005--Keynote
Systems, Inc. (Nasdaq:KEYN)

    --  Diluted EPS of $0.04 Meets Company's Guidance

    -- Revenue of $13.6 Million up 40% Compared to the Same Quarter Last Fiscal Year

    -- Performance Management Solutions Revenue Up 143% Compared to Same Quarter Last Fiscal Year

    --  Sixth Consecutive Quarter of Increased Revenue and Sixth
        Consecutive Quarter of Profitability

    --  Twelfth Consecutive Quarter of Positive Cash Flow from
        Operations

    -- Entering into a plan to repurchase up to 2.0 million shares of common stock

    Keynote Systems, Inc., The Internet Performance Authority(R), today announced financial results for its first quarter of fiscal year 2005, which ended December 31, 2004.
    Revenue for the first quarter of fiscal year 2005 was $13.6 million, a 12% increase compared to the preceding quarter and a 40% increase compared to the first quarter of fiscal year 2004. Net income for the first quarter of fiscal year 2005 was $791,000 or $0.04 per diluted share, compared to net income of $1.3 million, or $0.06 per diluted share, for the preceding quarter, and net income of $667,000, or $0.03 per diluted share, for the first quarter a year ago.
    Keynote generated cash flow from operations for the first quarter of fiscal year 2005 of $2.8 million. Cash flow from operations was $3.0 million for the preceding quarter and $4.3 million for the first quarter of fiscal 2004. Cash used for purchases of property, equipment, and software totaled $712,000 for the first quarter of fiscal year 2005 compared to $2.3 million for the preceding quarter and $405,000 for the first quarter of fiscal 2004. The Company generated free cash flow, defined as cash flow from operations less cash used for purchases of property, equipment, and software, of $2.1 million for the first quarter of fiscal year 2005 compared to $682,000 for the preceding quarter and $3.9 million for the first quarter of fiscal 2004. The Company believes that free cash flow is an important measure of its performance as it provides investors with an additional method for evaluating its operating performance and liquidity, and reflects the resources available for the Company to invest in acquisitions or to repurchase stock.
    "During the last six months, we made a change upwards in the scope and size of our business. Our quarterly revenues now are approximately 40% higher than they were a year ago, and our headcount during the same period has gone up approximately 36% from 165 to 225 people," said Umang Gupta, chairman and CEO of Keynote. "In the past quarter, approximately 48% of our business came from our more complex, higher value Management solutions compared to a year ago, when it was around 27%. During the coming few quarters, our focus will be on integrating the Hudson Williams, NetRaker and Vividence consulting organizations tightly into the rest of our business."
    As of December 31, 2004, Keynote's total worldwide customer base was over 2,100 companies and approximately 17,000 individual subscribers. During the first quarter, Keynote averaged a 99% monthly customer retention rate. New customers during the quarter included Bloomberg, Covad, Realnetworks, Softchoice, and Visible Path.
    Keynote currently provides its services to 74% of the comScore Media Metrix top 50 Web sites and over half of the Fortune 100 companies. As of December 31, 2004, Keynote measured 8,661 URLs through its Perspective(R) services and 7,451 Internet-connected devices through Red Alert. On average during the first quarter of fiscal year 2005, Keynote captured over 60 million Internet performance measurements daily.
    Keynote also announced that it is entering into a trading plan with a securities broker, intended to qualify under Rule 10b5-1 of the Securities Exchange Act of 1934. The trading plan will instruct the broker to repurchase for Keynote, , in accordance with Rule 10b-18 of the Securities Exchange Act of 1934, up to 2 million shares of Keynote's Common Stock representing approximately 10% of Keynote's outstanding common shares, over a period of twelve months commencing as soon as March 1, 2005.

    Expectations for the Second Quarter of Fiscal Year 2005

    The statements in this section of this press release are forward looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Keynote currently expects that for the second fiscal quarter ending March 31, 2005:

    --  total revenue will be between $13.0 million and $13.6 million;

    -- total expenses will decrease by approximately 2% to 4% compared to the first quarter of fiscal 2005;

    -- interest income, net will be approximately $700,000, absent any additional transactions, and assuming no material changes in interest rates;

    --  effective income tax rate will be approximately 6.5%;

    -- diluted weighted average shares outstanding will be approximately 21.5 million shares, assuming no additional acquisitions using shares of Keynote stock as the consideration and no other significant transactions involving Keynote's equity securities;

    --  diluted earnings per share will be between $0.03 to $0.06;

    -- cash flow from operations will be between $2.0 million to $2.5 million; and

    -- capital expenditures will be approximately $1.0 million, absent any acquisition costs or other extraordinary transactions.

    Keynote will host a conference call and simultaneous Web cast at 2:00 pm (PDT), today January 25, 2005. The web cast of the call will be available at the Investor section of our web site at www.keynote.com. The replay will be available after the call by telephone by dialing (800) 642-1687, and the pass code is #3280131 or by Web cast at the Investor section of our web site at www.keynote.com.

    Forward-Looking Statements

    This press release contains forward-looking statements that are not purely historical regarding the Company or management's intentions, hopes, beliefs, expectations and strategies for the future. Because such statements deal with future events, they are subject to various risks and uncertainties, and actual results could differ materially from the Company's current expectations.
    Forward-looking statements in this release include, but are not limited to, forecasts concerning Keynote's expected revenues, total expenses, and other future financial results. It is important to note that actual outcomes and Keynote's actual results could differ materially from those in such forward-looking statements. Factors that could cause actual results to differ materially include risks and uncertainties such as Keynote's ability to develop and introduce new services in a timely manner and customer acceptance of new services, the extent to which demand for Keynote's performance measurement services fluctuates and the extent to which revenue from other service lines, including performance management services, can continue to increase, the extent to which existing customers renew their subscriptions and purchase additional services, particularly enterprise customers, Keynote's ability to retain customers of acquired businesses, Keynote's ability to operate acquired businesses and manage related costs successfully, which businesses may be in areas in which Keynote has little experience, Keynote's ability to retain key employees of acquired companies as well as its own key employees, pricing pressure with respect to Keynote's services, unforeseen expenses, competition in Keynote's markets, integration of acquired companies, including its recently-completed acquisition of Vividence, or technologies and costs associated with any future acquisitions, Keynote's ability to keep pace with changes in the Internet infrastructure as well as other technological changes, and the success of Keynote's international operations. Readers should also refer to the risks outlined in Keynote's reports filed with the Securities and Exchange Commission, including its Annual Report on Form 10-K for its fiscal year ended September 30, 2004, and its quarterly reports on Form 10-Q and any current reports on Form 8-K filed during the fiscal year.
    All forward-looking statements and reasons why results might differ included in this release are made as of the date of this press release, based on information available to Keynote as of the date of this press release, and Keynote assumes no obligation to update any such forward-looking statement or reasons why results might differ.

    About Keynote

    Founded in 1995, Keynote Systems (Nasdaq "KEYN"), The Internet Performance Authority(R), is the worldwide leader in e-business performance management services. Over 2,100 corporate IT and marketing departments and approximately 17,000 individual subscribers rely on Keynote's growing range of measurement and monitoring, service level and customer experience management services to improve e-business performance by reducing costs, improving customer satisfaction and increasing profitability.
    Keynote is viewed as The Internet Performance Authority(R) due to the company's global infrastructure of over 1,600 measurement computers in more than 50 cities worldwide that capture and store on a daily basis over 60 million Internet performance measurements, frequent media citations quoting Keynote's Web performance data and analysis, the company's market-leading Web performance indices for vertical markets and leading customer research that provides critical business insight into online customer experiences, industry trends and competitive Web strategies.
    Keynote Systems, Inc. is headquartered in San Mateo, California and can be reached at www.keynote.com or by phone in the U.S. at 650-403-2400.

    Keynote, The Internet Performance Authority and Perspective are registered trademarks of Keynote Systems, Inc. Other trademarks are the property of their respective owners. (C) 2005 Keynote Systems, Inc.



                Keynote Systems, Inc. and Subsidiaries
----------------------------------------------------------------------

           CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                 (In thousands, except per share data)
                              (Unaudited)

                                                Three months ended
                                             Dec 31   Sep 30   Dec 31
----------------------------------------------------------------------
                                              2004     2004     2003

Revenue:
  Subscription services                     $10,283  $10,162   $8,671
  Consulting and support services             3,305    1,985    1,052
                                            -------- -------- --------
    Total revenue                            13,588   12,147    9,723

Expenses:
  Costs of subscription services              1,351    1,425    1,506
  Costs of consulting and support services    2,609    1,690      803
  Research and development                    1,962    1,964    1,624
  Sales and marketing                         3,548    2,975    2,709
  Operations                                  1,384    1,322    1,255
  General and administrative                  1,793    1,431    1,164
  Excess occupancy costs                        134      156      266
  In-process research and development and
   amortization of identifiable intangible
   assets                                       664      783      362
                                            --------------------------
    Total expenses                           13,445   11,746    9,689

    Income from operations                      143      401       34


Interest income and other, net                  703      685      663
                                            --------------------------

    Income before provision for income taxes    846    1,086      697
                                            --------------------------

Provision for income taxes                      (55)     231      (30)
                                            --------------------------


    Net income                                 $791   $1,317     $667
                                            ==========================

Income per share:
    Basic                                     $0.04    $0.07    $0.04
    Diluted                                   $0.04    $0.06    $0.03

Weighted average common shares outstanding
 used:
    Basic                                    19,866   19,697   19,031
    Diluted                                  21,357   21,267   20,435




                Keynote Systems, Inc. and Subsidiaries
----------------------------------------------------------------------

                CONDENSED CONSOLIDATED BALANCE SHEETS
                            (In thousands)
                             (unaudited)

                                       December 31,     September 30,
                                           2004             2004
----------------------------------------------------------------------

Assets
Current assets:
  Cash and cash equivalents                  $26,129          $19,338
  Short-term investments                     123,554          128,779
                                     ---------------- ----------------
    Total cash, cash equivalents and
     short-term investments                  149,683          148,117
  Accounts receivable, net                     5,912            6,138
  Prepaid and other current assets             2,210            2,329
                                     ---------------- ----------------
    Total current assets                     157,805          156,584

Property and equipment, net                   34,492           34,573
Goodwill, net                                 24,665           24,442
Identifiable intangible assets, net            5,467            6,131
                                     ---------------- ----------------

  Total assets                              $222,429         $221,730
                                     ================ ================


Liabilities and Stockholders' Equity
Current liabilities:
  Accounts payable                             1,495           $1,692
  Accrued expenses                             9,722           10,188
  Current portion of capital lease
   obligation                                     78               80
  Deferred revenue                             7,228            7,741
                                     ---------------- ----------------
  Total current liabilities                   18,523           19,701

  Long term portion of capital lease
   obligation                                     29               35

                                     ---------------- ----------------
  Total liabilities                           18,552           19,736
                                     ---------------- ----------------

Stockholders' equity:
  Common stock                                    19               19
  Treasury stock                                 (29)             (29)
  Additional paid-in capital                 341,033          339,734
  Accumulated deficit                       (136,618)        (137,409)
  Accumulated other comprehensive
   loss                                         (528)            (321)
                                     ---------------- ----------------

  Total stockholders' equity                 203,877          201,994
                                     ---------------- ----------------

  Total liabilities and
   stockholders' equity                     $222,429         $221,730
                                     ================ ================




                Keynote Systems, Inc. and Subsidiaries
----------------------------------------------------------------------
           CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                            (In thousands)
                             (unaudited)

                                                Three months ended
                                             Dec 31  Sept 30   Dec 31
----------------------------------------------------------------------
                                               2004     2004     2003

Cash flows from operating activities:
  Net income                                   $791   $1,317     $667
  Adjustments to reconcile net income to net
   cash provided by operating activities:
     Depreciation and amortization              793      802    1,088
     In-process research and development          0      241
     Amortization of intangible assets          664      542      362
     Amortization of debt investment
      premium                                   794    1,132    1,017
     Changes in operating assets and
      liabilities, net of acquired assets
      and liabilities:
       Accounts receivable, net                 226     (686)    (331)
       Prepaids and other assets               (120)    (591)     116
       Accounts payable and accrued expenses    122      635      (40)
       Deferred revenue                        (497)    (376)   1,439
                                            -------- -------- --------
         Net cash provided by operating
          activities                          2,773    3,016    4,318
                                            -------- -------- --------

Cash flows from investing activities:
  Purchase of property, equipment and
   software                                    (712)  (2,334)    (405)
  Proceeds from (Purchase of) businesses and
   assets                                      (385) (22,026)    (582)
  Sales / (Purchases) of short-term
   investments, net                           4,224   21,083   (3,693)
                                            -------- -------- --------
         Net cash provided by (used in)
          investing activities                3,127   (3,277)  (4,680)
                                            -------- -------- --------

Cash flows from financing activities:
  Repayment of Credit Facility                   (8)    (658)       -
  Proceeds from issuance of common stock        899    1,553    3,358
                                            -------- -------- --------
         Net cash provided by financing
          activities                            891      895    3,358
                                            -------- -------- --------

Net increase in cash and cash equivalents     6,791      634    2,996
Cash and cash equivalents at beginning of
 the period                                  19,338   18,704   23,242
                                            -------- -------- --------

Cash and cash equivalents at end of the
 period (1)                                 $26,129  $19,338  $26,238
                                            ======== ======== ========

(1) Excludes $123.6 million, $128.8 million, and $139.4 million of short-term investments at December 31, 2004, September 30, 2004, and December 31, 2003, respectively.




                Keynote Systems, Inc. and Subsidiaries


                           Revenue Metrics
                            (In thousands)
                             (Unaudited)


                            3 months   3 months   3 months   3 months
                             ended      ended      ended      ended
                             Dec 31    March 31   June 30    Sept 30
                           ---------- ---------- ---------- ----------
                              2004       2005       2005       2005
                           ---------- ---------- ---------- ----------
Performance Measurement
 Services                      7,087      NA         NA         NA
Performance Management
 Solutions                     6,501      NA         NA         NA
                           ---------- ---------- ---------- ----------
 Total Revenue               $13,588


                                2003       2004       2004       2004
                           ---------- ---------- ---------- ----------
Performance Measurement
 Services                      7,053      6,867      7,040      7,199
Performance Management
 Solutions                     2,670      2,952      3,674      4,948
                           ---------- ---------- ---------- ----------
 Total Revenue                $9,723     $9,819    $10,714    $12,147


                              2002       2003       2003       2003
                           ---------- ---------- ---------- ----------
Performance Measurement
 Services                      7,595      7,237      7,247      6,886
Performance Management
 Solutions                     2,163      2,321      2,185      2,628
                           ---------- ---------- ---------- ----------
 Total Revenue                $9,758     $9,558     $9,432     $9,514


                              2001       2002       2002       2002
                           ---------- ---------- ---------- ----------
Performance Measurement
 Services                      8,258      7,898      7,822      7,653
Performance Management
 Solutions                     1,331      1,311      1,652      2,015
                           ---------- ---------- ---------- ----------
 Total Revenue                $9,589     $9,209     $9,474     $9,668



                                                        % Change from
                          Twelve months    % of Total      Prior Year
                           ended Sept 30     Revenue        Period
                          --------------- ------------- --------------
                               2005           2005          2005
                          --------------- ------------- --------------
Performance Measurement
 Services                       NA             NA             NA
Performance Management
 Solutions                      NA             NA             NA
                          --------------- ------------- --------------
 Total Revenue


                               2004           2004          2004
                          --------------- ------------- --------------
Performance Measurement
 Services                         28,159            66%            -3%
Performance Management
 Solutions                        14,244            34%            53%
                          --------------- ------------- --------------
 Total Revenue                   $42,403           100%            11%


                               2003           2003          2003
                          --------------- ------------- --------------
Performance Measurement
 Services                         28,965            76%            -8%
Performance Management
 Solutions                         9,297            24%            47%
                          --------------- ------------- --------------
 Total Revenue                   $38,262           100%             1%


                               2002           2002          2002
                          --------------- ------------- --------------
Performance Measurement
 Services                         31,631            83%       NA
Performance Management
 Solutions                         6,309            17%       NA
                          --------------- ------------- --------------
 Total Revenue                   $37,940           100%


    CONTACT: Keynote Systems, Inc.
             Dan Berkowitz, 650-403-3305 (Public Relations) dberkowitz@keynote.com
             Jack Andrews, 650-403-3431 (Investor Relations) jandrews@keynote.com